Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated October 12, 2016
to the currently effective Statutory Prospectuses (the “Prospectuses”) and Statements of Additional Information (the “SAIs”), as supplemented from time to time, dated October 12, 2016 for Guggenheim Funds Trust (the “Trust”).

This supplement provides updated information beyond that contained in the Prospectuses and SAIs for the Trust and should be read in conjunction with the Prospectuses and SAIs.

Until further notice, the Trust is only accepting subscriptions for Class R6 shares for Guggenheim Total Return Bond Fund and is not accepting subscriptions for Class R6 shares in the remaining series of the Trust, as listed below:

Guggenheim Alpha Opportunity Fund
Guggenheim Diversified Income Fund
Guggenheim Floating Rate Strategies Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Large Cap Value Fund
Guggenheim Limited Duration Fund
Guggenheim Macro Opportunities Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Mid Cap Value Institutional Fund
Guggenheim Municipal Income Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

Please Retain This Supplement for Future Reference

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